UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12

ADSTAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 12, 2007
ELECTION OF DIRECTORS (Item 1 on the Proxy Card)
PROPOSAL ONE: ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INFORMATION CONCERNING EXECUTIVE OFFICERS
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Item 2 on the Proxy Card)
OTHER BUSINESS
ADDITIONAL INFORMATION

September 13, 2007
Dear Stockholder:
     You are cordially invited to attend the 2007 Annual Meeting of Stockholders of AdStar, Inc., which will be held at 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292, commencing at 10:00 A.M., local time, on October 12, 2007.
     The following pages contain the formal notice of the 2007 Annual Meeting and the related Proxy Statement. The Company’s Annual Report for the fiscal year ended December 31, 2006 is enclosed with this proxy material. The Annual Report is not to be regarded as proxy solicitation material.
     Matters to be considered and voted on at the 2007 Annual Meeting are set forth in the Proxy Statement. You are encouraged to carefully review the Proxy Statement and attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. If you cannot attend the Annual Meeting in person, please be sure to sign, date and return the enclosed proxy card in the accompanying reply envelope or to follow the instructions on your proxy card or voting instruction card for voting over the Internet or by telephone so that your shares will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.
     We look forward to meeting you on October 12, 2007 and to discussing with you the business of your company.

Sincerely,

Leslie Bernhard
President and Chief Executive Officer

ADSTAR, INC.
4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 12, 2007
To the Stockholders of AdStar:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AdStar (the “Company”) will be held at 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292 on October 12, 2007 at 10:00 A.M., local time, for the following purposes:
1.	To elect seven (7) directors of the Company, each to serve for a term of one year;

2.	To ratify the appointment of Holtz Rubenstein Reminick LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.
     Only the stockholders of record at the close of business on September 7, 2007 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors
/s/ Eli Rousso
Eli Rousso,
Corporate Secretary

Dated: September 13, 2007

ADSTAR, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 12, 2007
     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AdStar, a Delaware corporation (the “Company”, “AdStar”, “our”, “us” or “we”), of proxies in the form enclosed for the Annual Meeting of Stockholders to be held at 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292 on October 12, 2007 at 10:00 A.M., local time, and for any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting. The approximate date on which this Proxy Statement and the accompanying proxy materials will be mailed to stockholders is September 13, 2007.
Record Date and Quorum
     Only stockholders of record at the close of business on September 7, 2007 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 20,209,647 outstanding shares of common stock, par value $.0001 per share, (“Common Stock”). At the Annual Meeting, each share of Common Stock is entitled to one vote and 20,209,647 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.
Voting of Proxies
     The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy for: (i) the election of the director nominees named in this Proxy Statement; (ii) the ratification of the appointment of Holtz Rubenstein Reminick LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2007; and (iii) in the proxyholders’ discretion, any other business that may come before the meeting and any adjournments of the meeting.
     All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.
Vote Required
     Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to ratify the appointment of independent auditors. The Delaware General Corporation Law does not provide for dissenter’s rights for any of the foregoing matters to be voted on at the Annual Meeting.

Revocability of Proxy
     A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of AdStar at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.
Expenses of Solicitation
     We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of AdStar telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.
ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)
PROPOSAL ONE: ELECTION OF DIRECTORS
     At this meeting seven (7) directors are to be elected to serve for one-year terms, each to hold office until his successor is duly elected and qualified. The nominees were selected by the Board of Directors of AdStar and are all currently directors. The first three nominees are also officers of AdStar. Certain information with respect to each nominee is stated below. The Board of Directors has no reason to expect that any nominee will be unable to serve as a director, but if such contingency should occur prior to the meeting, the shares represented by the proxies solicited for the Annual Meeting will be voted for such substitute nominee as may be determined by the Board of Directors. In voting for directors, for each share of Common Stock held as of the Record Date, stockholders are entitled to cast one vote in favor of the candidate, or to withhold authority from voting for the candidate. Unless a stockholder requests that voting of the proxy be withheld for the nominee for director by so directing on the proxy card, the shares represented by the accompanying proxy will be voted “FOR” the election of each of the nominees.
Directors Nominated for One-Year Terms:

			Director
Name	Age	Position	Since
Leslie Bernhard	63	President, Chief Executive Officer and Director	1991

Eli Rousso	70	Executive Vice President, Chief Technology Officer, Corporate Secretary, Treasurer, and Director	1991

Jeffrey Baudo	60	Senior Vice President, Chief Operating Officer, and Director	2001

Peter M. Zollman (2)	54	Director	2005

Michael Jackson (1) (3)	42	Director	2005

John Rudy (1) (2)	65	Director	2005

Michael P. Dubreuil (1) (2)	49	Director	2005

(1)	Member of the Audit Committee of the Board of Directors.

(2)	Member of the Compensation Committee of the Board of Directors

(3)	Member of the Nominating Committee of the Board of Directors

     Leslie Bernhard, one of our co-founders, has been a senior executive since the organization of our predecessor in 1986 and has served as our President and Chief Executive Officer since 1991. Ms. Bernhard also serves on the Board of Directors of Milestone Scientific, Inc., a developer and manufacturer of medical and dental equipment. Ms. Bernhard holds a B.S. degree from St. John’s University. Ms. Bernhard is the sister of Mr. Baudo.
     Eli Rousso, our other co-founder, has been a senior executive since the organization of our predecessor in 1986 and has served as our Executive Vice President and Chief Technology Officer since 1991. Mr. Rousso holds a S.B.E.E. degree in Electrical Engineering from Massachusetts Institute of Technology (MIT) and has completed graduate work at the Polytechnic Institute (New York).
     Jeffrey Baudo joined us as Chief Operating Officer in January 2001 and became a director in February 2001. From 1995 to 2000 Mr. Baudo served as Chief Operating Officer and President of the periodicals publishing division of United Advertising Publications. Mr. Baudo holds a B.A. degree from St. Johns University. Mr. Baudo is the brother of Ms. Bernhard.
     Peter M. Zollman, a director, is the Founding Principal of Classified Intelligence, LLC, and the Advanced Interactive Media Group, LLC, and has held those positions since the companies launched in 1998 and 1997, respectively. Both organizations provide consulting services regarding interactive media to the classified advertising industry, media companies, dot-coms and vendors. Mr. Zollman is publisher and executive editor of Classified Intelligence Report.
     Michael Jackson, a director, is Executive Vice President and Chief Financial Officer of Icrossing, a digital marketing company, where he has served since March 2007. Before that, he was the Executive Vice President and Chief Financial Office of AGENCY.COM, a global internet professional services company, and he was a Manager at Arthur Andersen LLP and Ernst and Young LLP. He served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and on the New York State Society’s SEC Committee from 1999 to 2001. He is a member of the Board of Directors and Chairman of the Audit Committee of Dag Media, Inc., a publisher of print and on-line classified telephone directories.
     John Rudy, a director, is the founder and Chief Executive Officer of Beacon Consulting Associates, accounting and business consultants providing financial, accounting, marketing and business strategy advice and services to middle market businesses, and has held those positions since 1986. Mr. Rudy has over 15 years of experience with public accounting firms, most recently as a director with Coopers & Lybrand in charge of their turn-around services practice in the New York Metropolitan area. He has also served as Chief Financial Officer for a chain of women’s ready-to-wear clothing stores and a public group of automotive retailers. Mr. Rudy is a CPA in New York State.
     Michael P. Dubreuil, a director, has been the Vice President, Engineering Staffing Division of Brainhunter Inc., a career placement service for engineers and engineering executives specializing in the Oil and Gas, Mining and Minerals and Power and Utilities Industries, since November, 2005. In September, 2002, he co-founded Secured Services, Inc., an information security software company, and was its Co-Chairman until August, 2005. Prior to that he was a founder of Dolfin.com, Inc. in 1998 and held the position of Chief Executive Officer and Chairman until November 2006.

Recommendation of the Board of Directors
     The Board of Directors recommends that the stockholders vote FOR the election of the foregoing nominees.
Attendance at Board of Directors and Committee Meetings
     Our Board of Directors held seven meetings during the last fiscal year. Each director attended or participated in 75% or more of the meetings of the Board of Directors and the meetings of committees of the Board of Directors on which such director served during 2006. It is the Company’s policy that directors are invited and encouraged to attend the Annual Meeting. All of our then directors attended the 2006 Annual Meeting.
Committees of the Board of Directors
     The Company’s Board of Directors has separately designated audit, compensation and nominating committees. The following lists the members of each committee as well as the primary responsibilities of each committee.
     Audit Committee
     The Audit Committee was established in 1999 to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board of Directors adopted a revised written charter for the Audit Committee in July, 2005. A copy of the Audit Committee Charter was included as an appendix to the Company’s proxy statement for its 2005 Annual Meeting of stockholders, and is posted on the Company’s website. The Audit Committee held four meetings during the last fiscal year. It reviewed the Company’s audited financial statements for the year ended December 31, 2006. The Audit Committee is comprised of Michael P. Dubreuil, Michael Jackson and John Rudy, all of whom are “independent”, as that term is defined in the listing standards of the Nasdaq. The Board of Directors has determined that Michael Jackson and John Rudy each qualify as an “Audit Committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-B.
     Compensation Committee
     The Compensation Committee was established in 1999, and reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of Michael P. Dubreuil, John Rudy and Peter M. Zollman, all of whom are “independent”, as that term is defined in the listing standards of the Nasdaq. The Compensation Committee met approximately three times during the last fiscal year. The Compensation Committee does not have a charter.
     Nominating Committee
     The Nominating Committee was formed in August, 2004. The Nominating Committee consists of directors qualified as “independent”, as that term is defined in the listing standards of the Nasdaq; elected by the Board of Directors; and to be re-elected at our Annual Meeting. The sole member of the Nominating Committee is Michael Jackson. The Nominating Committee did not meet during the last fiscal year.
Director Qualifications and Director Nomination Process
     Stockholder Recommendations of Director Candidates

     The Nominating Committee considers director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee takes into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board of Directors.
     The stockholder recommendation and information described above must be sent to the Company’s Corporate Secretary at 4553 Glencoe Avenue, Suite #300, Marina del Rey, California 90292 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.
     Qualifications for Director Candidates
     The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board of Director’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the criteria of the Board of Directors for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the ability of the Board of Directors to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board of Directors to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.
     Identification and Evaluation of Director Candidates
     Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board of Directors. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.
     The Nominating Committee may also receive suggestions from current Board of Directors members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

     The Nominating Committee Charter was revised in July, 2005 and is posted on our website, www.adstar.com
Stockholder Communication with the Board of Directors
     Stockholders may communicate with the Board of Directors by sending a letter to AdStar, Inc. Board of Directors c/o The Corporate Secretary, 4553 Glencoe Avenue, Suite 300, Marina del Rey, California 90292. The Corporate Secretary will receive and review all correspondence and forward it to the Chief Executive Officer or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate, or to take any other appropriate actions with respect to such communications.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of August 16, 2007 by (1) each of our directors, (2) each of our Named Executive Officers (as defined below), (3) all of our directors and executive officers as a group, and (4) each person (or group of affiliated persons) known by us to be the beneficial owner of more than 5% of our Common Stock.

	Shares of
	Common Stock
	Beneficially	Percentage of
Name of Beneficial Owner (1)	Owned (2)	Ownership
Leslie Bernhard (3)	632,151	3.1%
Eli Rousso (4)	646,988	3.2%
Jeffrey Baudo (5)	241,261	1.2%
Michael Jackson (6)	50,000	*
John Rudy (6)	50,000	*
Michael Dubreuil (7)	50,000	*
Peter M. Zollman (8)	62,799	*
James Linesch (9)	31,667	*
Tribune Company	3,443,457	17.1%
All Directors and Officers (7 persons) as a group	1,764,866	8.4%

*	less than 1%

1)	The addresses of the persons named in this table are as follows: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, and James Linesch, c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 300, Marina del Rey, CA 90292; and Tribune Company, 435 N. Michigan Ave. Chicago IL, Attn: General Counsel; Peter M. Zollman, c/o Classified Intelligence, 402 Spring Valley Road, Altamonte Springs, FL 32714; Michael Dubreuil, c/o Brainhunter Global Solutions, 2 Sheppard Ave. E., Suite 700, Toronto, Ontario, M2N 5Y7; Michael Jackson, c/o iCrossing, 260 Madison Avenue, Fifteenth Floor, New York, New York 10016; John Rudy, c/o Beacon Consulting Associates, P.O. Box 894,169 Main Street, Matawan, NJ 07747.

2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from August 16, 2007. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. On August 16, 2007, 20,209,647 shares of Common Stock were outstanding.

3)	Includes options to purchase 294,151 shares of AdStar Common Stock at prices between $0.60 and $3.50, exercisable within 60 days.

4)	Includes options to purchase 269,151 shares of AdStar Common Stock at prices between $0.60 and $3.50, exercisable within 60 days.

5)	Includes options to purchase 241,261 shares of AdStar Common Stock, at prices between $0.60 and $3.50, exercisable within 60 days.

6)	Includes options to purchase 50,000 shares of AdStar Common Stock at prices between $0.83 and $1.29, exercisable within 60 days.

7)	Includes options to purchase 50,000 shares of AdStar Common Stock at prices between $1.29 and $1.31, exercisable within 60 days.

8)	Includes options to purchase 50,000 shares of AdStar Common Stock at prices between $1.08 and $1.29, exercisable within 60 days.

9)	Includes options to purchase 31,667 shares of AdStar Common Stock at prices between $1.52 and $2.54, exercisable within 60 days.
INFORMATION CONCERNING EXECUTIVE OFFICERS
     Set forth below is information regarding each of our executive officers as of August 16, 2007.

			Director
Name	Age	Position	Since
Leslie Bernhard	63	President, Chief Executive Officer and Director	1991

Eli Rousso	70	Executive Vice President, Chief Technology Officer, Corporate Secretary, Treasurer, and Director	1991

Jeffrey Baudo	60	Senior Vice President, Chief Operating Officer, and Director	2001

James Linesch	52	Chief Financial Officer
     The principal occupations and business experiences of Ms. Bernhard and Messrs. Rousso and Baudo are discussed above after the caption “Election of Directors”.
     James Linesch, joined us as Chief Financial Officer in February 2006. In 2005, he was a financial intermediary with MET Advisors, a business consulting firm. From 2000 to 2004 Mr. Linesch was Chief Financial Officer with DynTek, Inc., a public company providing IT services. Previously he was principal financial officer to various publicly traded companies, including CompuMed, Inc. and Universal Self Care, Inc. (medical equipment/ supply companies). Mr. Linesch obtained a B.S. in Finance at the California State University, Northridge, and his MBA at the University of Southern California.
Summary Compensation Table
     The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal year ended December 31, 2006 by our (i) principal executive officer, and (ii) executive officers, other than the principal executive officer, whose salaries for the 2006 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

Name and			Option
Principal Position	Year	Salary	Awards	Total
Leslie Bernhard,	2006	$202,160	—	$202,160
President & Chief Executive Officer

Eli Rousso	2006	$202,160	—	$202,160
Executive Vice President & Chief Technology Officer

Jeffrey Baudo	2006	$182,115	—	$182,115
Chief Operating Officer

James Linesch	2006	$133,627	$29,665 (1)	$163,292
Chief Financial Officer

(1)	Calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments.” For details as to the assumptions used to determine the fair value of the option award, see Note 11 of the consolidated financial statements included with this Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. The number of shares underlying this option award totaled 50,000 shares. See the table below entitled “Outstanding Equity Awards at December 31, 2006”.
     The primary objective of our executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about our mission and culture. A further objective of our compensation program is to provide incentives and reward each manager for their contribution. In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors
     Our Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board of Directors, the annual compensation and compensation procedures for our Named Executive Officers.

     Our compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including our growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, our management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. We do not currently engage any consultant related to executive and/or director compensation matters.
     Stock price performance has not been a factor in determining annual compensation because the price of the Company’s Common Stock is subject to a variety of factors outside our control. We do not have an exact formula for allocating between cash and non-cash compensation.
     Annual executive officer compensation consists of a base salary component and periodic stock option grants. It is the Compensation Committee’s intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our other stakeholders. Each of our executive officers receives stock option grants under our stock option plan. The number of stock options granted to each executive officer is made on a discretionary rather than formula basis by the Compensation Committee. Each executive’s current and prior compensation is considered in setting future compensation. In addition, we review the compensation practices of other Companies. To some extent, our compensation plan is based on the market and the companies we compete against for executive management. The elements of our plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance our competing objectives of fairness to all stakeholders and attracting/retaining executive managers.
Outstanding Equity Awards at December 31, 2006
     The following table includes certain information with respect to the value of all unexercised options previously awarded to our Named Executive Officers. There were no outstanding stock awards at December 31, 2006.

			Equity
			Incentive
			Plan
			Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option	Option
	Options	Options	Unearned	Exercise	Expiration
Name	Exercisable (1)	Unexerciseable	Options	Price	Date
Leslie	75,000	—	—	0.60	01/27/07
Bernhard	75,000	—	—	0.60	01/27/07
	29,151	—	—	0.73	01/27/10
	33,075	—	—	2.38	12/20/10
	83,333	—	—	3.50	12/20/10
	83,333	—	—	3.00	12/20/10
	50,259	—	—	2.38	12/20/10
Eli Rousso	75,000	—	—	0.60	01/27/07
	75,000	—	—	0.60	01/27/07
	29,151	—	—	0.73	01/27/10
	41,925	—	—	2.38	12/20/10
	33,075	—	—	2.38	12/20/10
	75,000	—	—	3.00	12/20/10
	75,000	—	—	3.50	12/20/10
Jeff Baudo	75,000	—	—	0.60	01/27/07
	75,000	—	—	0.60	01/27/07
	26,260	—	—	0.73	01/27/10
	32,705	—	—	2.38	12/20/10
	33,962	—	—	2.38	12/20/10
	66,667	—	—	3.00	12/20/10
	66,667	—	—	3.50	12/20/10
James Linesch	—	50,000 (2)	—	2.25	02/19/11

(1)	Fully vested

(2)	Vest ratably over three years beginning on February 20, 2007 at 16,667 shares per year.

Compensation of Directors
The following table provides compensation information for the year ended December 31, 2006 for each of the independent (non-manager) members of our Board of Directors (collectively the “Independent Directors”).

	Option
Name	Awards (1)	Total
Michael Dubreuil	$15,846	$15,846
Michael Jackson	$15,846	$15,846
John Rudy	$15,846	$15,846
Peter M. Zollman	$15,846	$15,846

(1)	Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments.” See Note 11 of the consolidated financial statements included with this Annual Report on Form 10-KSB for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards. At December 31, 2006 the aggregate number of option awards outstanding for each director was options for 50,000 shares.
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
     On December 21, 2005, we entered into four-year employment agreements with each of Leslie Bernhard and Eli Rousso. The employment agreements extend through December 20, 2009, and contain automatic annual one-year extensions to the term, effective on each anniversary date of the agreement. Pursuant to her employment agreement, Leslie Bernhard was retained as the Chief Executive Officer and her total annual compensation is $212,800. Pursuant to his employment agreement, Eli Rousso was retained as the Executive Vice President and his total annual compensation is $212,800. Under each agreement, we may terminate employment with cause or by the executive with good reason. Termination without cause, or by the executive for good reason, would subject AdStar to liability for liquidated damages in an amount equal to the terminated executive’s base salary for the remaining term of his or her employment agreement or 12 months, whichever is greater. Each executive also executed employment agreement amendments, dated December 21, 2005, whereby both executives voluntarily reduced their individual salaries to $202,160 per year, unless the executive provides 10 days written notice that the reduction is no longer in effect.
     In January 2001, AdStar entered into a two-year employment contract with Mr. Jeffrey Baudo. Pursuant to his employment agreement, Mr. Baudo was retained as our Chief Operating Officer at an annual rate of $213,000 per year, and was granted options to purchase 100,000 shares of AdStar’s Common Stock. Subsequently, as of July 1, 2002, Mr. Baudo agreed to an amendment to his employment agreement reducing his annual rate of compensation to $191,700. Mr. Baudo’s contract was extended for one year with successive one-year terms for the same salary under essentially the same terms and conditions, effective January 22, 2003. On December 21, 2005, Mr. Baudo executed an employment agreement amendment that voluntarily reduced his salary to $182,115 per year, unless he provides 10 days written notice that the reduction is no longer in effect. Mr. Baudo is the brother of Leslie Bernhard.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish AdStar with copies of all Section 16(a) forms they file.
     To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to it, or written representations that no other forms were required, AdStar believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) stockholders were complied with during 2006. With respect to any former directors, officers, and ten percent (10%) stockholders of AdStar, AdStar does not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).
Certain Relationships and Related Transactions, and Director Independence
     At December 31, 2006, the Tribune Company owned 3,443,457 shares of Common Stock. During the years ended December 31, 2005 and 2006 our total revenues derived from agreements with wholly-owned subsidiaries of the Tribune Company were $811,000 and $849,000, respectively.
     The Board of Directors has determined, in accordance with Nasdaq’s listing standards, that: (i) Messrs. Jackson, Rudy, Dubreuil and Zollman (the “Independent Directors”) are independent and represent a majority of its members; (ii) Messrs. Jackson, Rudy and Dubreuil, as the sole members of the Audit Committee, are independent for such purposes; and (iii) Messrs. Dubreuil, Rudy and Zollman, as the sole members of the Compensation Committee, are independent for such purposes.
     During 2006, we entered into a consulting agreement with Classified Intelligence, LLC, a consultant and advisor to businesses in the classified advertising market and a publisher of a classified advertising newsletter (“Classified Intelligence Agreement”), pursuant to which we paid them aggregate consideration of $19,250 for services rendered. Peter Zollman, is a principal of Classified Intelligence.
     In determining director independence, our Board of Directors applies the independence standards set by Nasdaq. In its application of such standards the Board of Directors takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board of Directors. To that end, for the fiscal year ended 2006, our Board of Directors considered the options awarded to the Independent Directors disclosed above in the section entitled “Compensation of Directors”, as well as, with respect to Mr. Zollman, the impact of the Classified Intelligence Agreement and determined that those transactions were within the limits of the independence standards set by Nasdaq and did not impact their ability to continue to serve as Independent Directors.

AUDIT COMMITTEE REPORT
     The Audit Committee met with the management of the Company to discuss audited financial statements for the year ended December 31, 2006. The Audit Committee has discussed with the Company’s independent accountants, Holtz Rubenstein Reminick LLP the matters required to be discussed pursuant to Statement on Accounting Standards No. 61. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from management and the Company. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB.
Audit Committee:
Michael Jackson
John Rudy
Michael Dubreuil
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Item 2 on the Proxy Card)
Ratification of Appointment of Holtz Rubenstein Reminick LLP
     Holtz Rubenstein Reminick LLP audited the Company’s financial statements for the 2006 fiscal year. The report of Holtz Rubenstein Reminick LLP with respect to the Company’s financial statements appears in the Company’s annual report for the fiscal year ended December 31, 2006.
     The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required to ratify the selection of Holtz Rubenstein Reminick LLP. Representatives of Holtz Rubenstein Reminick LLP are expected to be present at the Annual Meeting; will have an opportunity to make a statement if they desire to do so; and, will be available to respond to appropriate questions from stockholders.
     In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders.
     Prior to the selection of Holtz Rubenstein Reminick LLP, on February 7, 2006, BDO Seidman LLP resigned as the Company’s independent auditors due to lack of resources available in their Los Angeles office at the time. BDO Seidman LLP’s report on the Company’s financial statements for 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.
     During the Company’s two prior fiscal years and the period from January 1, 2005 through the date of their resignation, there were no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman LLP, would have caused BDO Seidman LLP to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-B Item 304 (a)(1)(iv)(B).
     During the two fiscal years and the subsequent interim period immediately preceding the engagement of Holtz Rubenstein Reminick LLP, neither AdStar, nor anyone on its behalf, has consulted Holtz Rubenstein Reminick LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to AdStar that was an important factor considered by AdStar in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) (A) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(iv) (B) of Regulation S-B).
Fees billed to AdStar by Holtz Rubenstein Reminick LLP for Fiscal Years 2005 and 2006
     Fees for audit and related services by our principal accounting firm, Holtz Rubenstein Reminick LLP, fiscal years ended December 31, 2005 and 2006 are as follows:

	2005(1)	2006
Audit fees	$125,000	$90,000
Audit related fees	28,000	10,000

Total audit and audit related fees	$153,000	$100,000
Tax fees	19,000	20,000
All other fees	—	—

Total fees	$172,000	$120,000

(1)	Includes $45,000 of audit fees paid to our previous accounting firm, BDO Seidman, LLP.
Audit-Related Fees
     The Audit-Related Fees set forth in the table above consist primarily of consulting on regulatory filings and consulting and research on specific accounting issues that pertained to our on-going operations and the audit, including, technical research associated with revenue recognition, financings, and purchase accounting rules.
Tax Fees
     The Tax Fees set forth in the table above are the aggregate fees paid by us for tax services including, the preparation of corporate tax returns.
All Other Fees
     There were no other fees for the periods presented.
     Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimis non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.
Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.
Recommendation of the Board of Directors
     The Board of Directors recommends that the stockholders vote FOR the Ratification of the Appointment of the Independent Auditors.
OTHER BUSINESS
     As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with their best judgment.
ADDITIONAL INFORMATION
Householding
     The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please contact our Corporate Secretary at 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292, telephone: (310) 577-8255, and we will promptly deliver the Proxy Statement and/or Annual Report upon your request.
Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders
     Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and form of Proxy for presentation at our 2008 Annual Meeting, the proposal must be received by us at our principal executive office at 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292 no later than May 15, 2008 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. A Stockholder who wishes to make a proposal at the next Annual Meeting of stockholders in 2008 without including the proposal in our proxy statement must notify us by May 15, 2008. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting of stockholders in 2008 will have the discretionary authority to vote on the proposal.
Annual Report
     A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006 is enclosed. We filed our Annual Report on Form 10-KSB with the SEC on March 30, 2007. Notwithstanding the foregoing, other portions of the Annual Report to stockholders are not part of the Company’s proxy solicitation materials. Stockholders may obtain a copy of our Annual Report on Form 10-KSB without charge by writing to our Corporate Secretary at our principal executive office located at 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292. Our Annual Report on Form 10-KSB and the other filings that we make with the SEC can also be accessed on our website at www.adstar.com. We will also furnish any exhibit to our Annual Report on Form 10-KSB if specifically requested.
Please complete, sign, date and return the accompanying Proxy in the enclosed envelope, whether or not you plan to attend the 2007 Annual Meeting.

By the Order of the Board of Directors,
/s/ Eli Rousso
Eli Rousso
Corporate Secretary

ADSTAR, INC.
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
OCTOBER 12, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Leslie Bernhard and Eli Rousso, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of AdStar, Inc. (“AdStar”) to be held at 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292, on October 12, 2007 at 10:00 a.m., local time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of AdStar held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.
Please mark “X” your votes as indicated:
1. ELECTION OF DIRECTORS: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, John Rudy, Michael Jackson, Peter M. Zollman and Michael P. Dubreuil

FOR election of all nominees	☐

WITHHOLD vote from all nominees	☐

FOR all nominees,	☐

EXCEPT for nominee(s) listed below from whom Vote is withheld.

2. Confirmation of the appointment of Holtz Rubenstein Reminick LLP as auditors for AdStar for the year ending December 31, 2007.
FOR ☐ AGAINST ☐ ABSTAIN ☐

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE PROPOSALS.
The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated:	, 2007

Signature of Stockholder

Signature of Stockholder
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
     IMPORTANT — PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

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